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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): JULY 30, 1998

                              MEDIAONE GROUP, INC.

             (Exact name of registrant as specified in its charter)

    A DELAWARE CORPORATION          COMMISSION FILE NUMBER        IRS EMPLOYER
                                                                 IDENTIFICATION
                                                                      NO.
   (STATE OF INCORPORATION)                 1-8611                 84-0926774
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                            188 INVERNESS DRIVE WEST

                           ENGLEWOOD, COLORADO 80112

                    (Address of principal executive offices)

                                 (303) 858-3000
              (Registrant's telephone number, including area code)

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ITEM 7. EXHIBITS

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
  EXHIBIT    DESCRIPTION
-----------  ---------------------------------------------------------------------------------------------------

       1-A   Underwriting Agreement, dated as of July 30, 1998, by and among MediaOne Group, Inc., Lehman
               Brothers, Inc., Morgan Stanley & Co. Incorporated and Goldman Sachs & Co.

       4-A   Form of Third Supplemental Indenture between MediaOne Group, Inc. and The First National Bank of
               Chicago, as Trustee.

       4-B   Form of PIES of MediaOne Group, Inc. (attached as Exhibit A to the Form of the Third Supplemental
               Indenture between MediaOne Group, Inc. and The First National Bank of Chicago, as Trustee, filed as Exhibit 4-A hereto)
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has fully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MEDIAONE GROUP, INC.

                                By:             /s/ STEPHEN E. BRILZ
                                     -----------------------------------------
                                                  Stephen E. Brilz
                                                ASSISTANT SECRETARY

Dated: July 31, 1998